EXHIBIT 32.3
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
      In connection with the Form 10-K for the year ended March 31, 2005 of U-Haul International, Inc. (the “Company”), as filed with the Securities and Exchange Commission on June 22, 2005 (the “Report”), I, Robert T. Peterson Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

U-HAUL INTERNATIONAL, INC.,
a Nevada corporation

/s/ Robert T. Peterson

Robert T. Peterson
Chief Financial Officer
Date: June 22, 2005